UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

Sunbelt Rentals Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43081	33-3657151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1799 Innovation Pt Fort Mill, SC	29715
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 803-578-5800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Sunbelt Rentals Holdings, Inc., a Delaware corporation (the “Company” or “Sunbelt”), held on September 1, 2026, Sunbelt’s stockholders (i) elected each of the Company’s ten director nominees to serve until the Company’s 2027 Annual Meeting of Stockholders; (ii) approved (on a non-binding, advisory basis) the compensation paid to the Company’s named executive officers; (iii) approved (on a non-binding, advisory basis) “1 Year” as the frequency of future stockholder advisory votes on executive compensation; and (iv) approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027.

The final voting results for each of the foregoing matters submitted to a vote of stockholders at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

Paul Walker	319,478,369	15,899,944	1,809,123	1,831,761
Brendan Horgan	336,972,433	207,596	7,407	1,831,761
Nando Cesarone	336,955,644	220,883	10,909	1,831,761
Angus Cockburn	330,677,446	6,500,556	9,434	1,831,761
Jill Easterbrook	336,954,417	224,910	8,109	1,831,761
Cynthia Jamison	315,742,981	21,435,433	9,022	1,831,761
Renata Ribeiro	334,475,989	2,701,422	10,025	1,831,761
Ekta Singh-Bushell	336,951,772	226,823	8,841	1,831,761
James Singleton	323,437,189	13,741,308	8,939	1,831,761
Roy Twite	334,913,289	2,263,313	10,834	1,831,761

Proposal 2 – Advisory Vote to Approve Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
254,415,113	82,678,437	93,886	1,831,761

Proposal 3 – Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
332,836,341	143,660	3,979,426	228,009	1,831,761

The Compensation Committee of the Company’s Board of Directors will consider the foregoing stockholder advisory vote on the frequency of future stockholder advisory votes on executive compensation, and its determination will be disclosed in an amendment to this Current Report on Form 8-K.

Proposal 4 – Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
338,725,527	281,565	12,105	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Rentals Holdings, Inc.

Date: September 2, 2026	By:	/s/ Lynne Fuller-Andrews
Name: Lynne Fuller-Andrews
Title: Executive Vice President, General Counsel and
Corporate Secretary